SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): July 20, 1999

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States       		333-59845-01 	 	   36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated July 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date July 20, 1999.
		Principal		Interest			Ending Balance
Cede & Co.	$5,293,783.66		$1,987,968.75		$ 494,706,216.34

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated July 20, 1999
Statement to Certificateholders (Page 1 of 2)

Distribution Date:		7/20/99

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed			3.975938
	Investor Certificate Interest Shortfall Distributed		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

	Managed Amortization Period ? (Yes=1; No=0)	1
	Investors Certificate Principal Distributed	10.587567
	  Principal Distribution Amount			9.670050
	     Maximum Principal Payment			42.458000
	     Alternative Principal Payment		9.670050
	     Principal Collections less Additional Balances	9.670050
	  Investor Loss Amount Distributed to Investors	0.000000
	  Accelerated Principal Distribution Amount	0.917517
	  Credit Enhancement Draw Amount		0.00

	Total Amount Distributed to Certificateholders (P & I)	14.563505

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance	"500,000,000.00 "
	Ending Investor Certificate Balance	"494,706,216.34 "
	Beginning Invested Amount		"500,000,000.00 "
	Ending Invested Amount			"495,164,975.00 "
	Investor Certificateholder Floating Allocation Percentage	97.9998%
	Pool Factor							0.9894124
	Liquidation Loss Amount for Liquidated Loans			0.00
	Unreimbursed Liquidation Loss Amount				0.00

C.	POOL INFORMATION

	Beginning Pool Balance	"510,205,197.95 "
	Ending Pool Balance	"505,370,172.95 "
	Servicing Fee		"56,689.47 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	5.301250%
	LIBOR Rate			5.041250%
	Maximum Rate			8.242153%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts	51
	   Trust Balances	"1,004,774.00 "
	Delinquent 60-89 days
	    No. of Accounts	0
	   Trust Balances	0.00
	Delinquent 90+ days
	    No. of Accounts	0
	   Trust Balances	0.00
	Delinquent 9+ Months
	    No. of Accounts	0
	   Trust Balances	0.00
	REO
	    No. of Accounts	0
	   Trust Balances	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:		7/20/99

	"IN WITNESS WHEREOF, the undersigned has caused"
	this Certificate to be duly executed and certifies to the
	best of her knowledge and belief that information
	"is true and correct this 15th day of July, 1999"
	"       Bank One, NA"
	       as Servicer

	       _/s/Tracie Klein______________

	       Tracie Klein
	       Vice President

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By  __/s/Keith Richardson__________________
Name:	Keith Richardson
Dated September 12, 2000